SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 9, 2003

Credit Suisse First Boston Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-61840 (Commission File Number)	13-3320910 (IRS Employer ID Number)

11 Madison Avenue, New York, N.Y.                                                             10010

(Address of principal executive offices)

(Zip Code)

Registrant’s Telephone Number,

(212) 325-2000

including area code:

                                                              N/A
(Former name or former address, if changed since last report)

Table of Contents

Item 5.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K/A originally dated April 7, 2003, in connection with the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR5, in order to amend Article I of the Pooling and Servicing Agreement by and among CREDIT SUISSE FIRST BOSTON MORTGAGE as depositor, DLJ MORTGAGE CAPITAL, INC. as a seller, CHASE MANHATTAN MORTGAGE CORPORATION as master servicer, WASHINGTON MUTUAL MORTGAGE SECURITIES CORP., as a servicer and as a seller, FAIRBANKS CAPITAL CORP. as a servicer and as special servicer, BANK ONE, NATIONAL ASSOCIATION, as trustee and JPMORGAN CHASE BANK, as trust administrator.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1*	Pooling and Servicing Agreement
4.2	Amendment to the Pooling and Servicing Agreement
* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE CORP.

By:

/s/ John P. Graham

Name:

John P. Graham

Title:

Vice President

Dated:  July 9, 2003

EXHIBIT 4.1